UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 2, 2023

Everest Reinsurance Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14527	22-3263609

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Everest Way Warren, New Jersey		07059

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 908-604-3000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act.

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
(a) Dismissal of Independent Registered Public Accounting Firm

On June 2, 2023, the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Everest Re Group, Ltd., the ultimate parent of Everest Reinsurance Holdings, Inc. (the “Company”) completed a competitive process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Following the process, on June 2, 2023, the Company informed PricewaterhouseCoopers LLP (“PwC”) that it was being dismissed as the Company’s independent registered public accounting firm for the 2024 fiscal year. PwC will continue as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The reports of PwC on the Company’s consolidated financial statements for the two most recent fiscal years ended December 31, 2022 and December 31, 2021 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2022 and December 31, 2021, and during the subsequent interim period through June 2, 2023, there were (1) no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports, and (2) no reportable events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that PwC furnish the Company with a letter addressed to the SEC stating whether or not PwC agrees with the above statements. The letter from PwC is filed with this Current Report on Form 8-K as Exhibit 16.1.

(b) Engagement of New Independent Registered Public Accounting Firm

Following the competitive process to determine the Company’s independent registered public accounting firm, on June 2, 2023, the Committee approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, subject the completion of KPMG’s customary client acceptance procedures and the execution of an engagement letter. On June 2, 2023, the Company informed KPMG of the Committee’s decision. The appointment of KPMG for the 2024 fiscal year will be subject to approval by the Everest Re Group, Ltd.’s shareholders at the annual general meeting held in 2024.

During the Company’s two most recent fiscal years ended December 31, 2022 and December 31, 2021, and during the subsequent interim period through June 2, 2023, neither the Company, nor anyone on its behalf, has consulted KPMG with respect to (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	Exhibit No.	Description

	16.1	Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated June 6, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST RE GROUP, LTD.

By:	/S/ ROBERT J. FREILING
Robert J. Freiling
Senior Vice President and Chief Accounting Officer

Dated: June 6, 2023

EXHIBIT INDEX

Exhibit Number	Description of Document	Page No.

16.1	Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated June 6, 2023	5

104	Cover Page Interactive Data File (embedded within the Inline XBRL document